UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 4, 2007
NATIONAL INTERSTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	000-51130 (Commission File Number)	34-1607394 (I.R.S. Employer Identification No.)
3250 Interstate Drive
Richfield, Ohio 44286-9000
(Address of principal executive offices including Zip Code)
(330) 659-8900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On September 4, 2007, Ernst & Young LLP, National Interstate Corporation’s independent registered public accounting firm issued its consent with respect to the prospectus supplement for the Registration Statement on Form S-3 (File No. 333-132657). A copy of the consent is attached hereto as Exhibit 23.1 to this Current Report on Form 8-K.
On September 4, 2007, National Interstate Corporation (the “Company”) issued a press release reporting that it had filed a prospectus supplement with the U.S. Securities and Exchange Commission, pursuant to which its Chairman and Chief Executive Officer, Alan Spachman, may sell up to one million shares of National Interstate Corporation common stock. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release of National Interstate Corporation dated September 4, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
National Interstate Corporation

By:	/s/ Julie A. McGraw
Julie A. McGraw
Vice President and Chief Financial Officer

Date: September 4, 2007